UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 4, 2019

NORDSTROM, INC.

(Exact name of registrant as specified in its charter)

Washington	001-15059	91-0515058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1617 Sixth Avenue, Seattle, Washington	98101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (206) 628-2111

Inapplicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common stock, without par value	JWN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01	Other Events

On November 6, 2019, Nordstrom, Inc. (the “Company”) completed the sale of $500 million aggregate principal amount of 4.375% senior notes due 2030 (the “Notes”). The offering of the Notes was registered under the Securities Act of 1933, as amended (the “Securities Act”) and was made pursuant to the Company’s Registration Statement on Form S-3 (Reg. No. 333-230379) (the “Registration Statement”), filed by the Company with the Securities and Exchange Commission (the “Commission”) on March 18, 2019, and the Prospectus and Prospectus Supplement relating thereto dated November 4, 2019 and filed with the Commission pursuant to Rule 424(b)(5) on November 6, 2019. The Notes were issued under an Indenture (the “Indenture”) dated as of December 3, 2007 between the Company and Wells Fargo Bank, National Association, as trustee. A copy of the form of Note is attached hereto as Exhibit 4.1 and is incorporated herein by reference. A copy of the Indenture was attached as Exhibit 4.1 to the Registration Statement.

On November 4, 2019, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc., J.P. Morgan Securities LLC and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named in the Underwriting Agreement, in connection with the issue and sale by the Company of the Notes under the Indenture. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

The exhibits are filed herewith in connection with the Registration Statement filed by the Company with the Commission on March 18, 2019. This Current Report on Form 8-K is being filed in connection with the offer and sale of the Notes and to file with the Commission the documents and instruments attached hereto as exhibits.

1.1

Underwriting Agreement, dated November 4, 2019, by and between the Company and BofA Securities, Inc., J.P. Morgan Securities LLC and U.S. Bancorp Investments, Inc., as representatives of the several underwriters named therein.

4.1	Form of 4.375% Note due 2030.

5.1	Opinion of Lane Powell PC dated November 6, 2019

23.1	Consent of Lane Powell PC (contained in Exhibit 5.1 above)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORDSTROM, INC.
(Registrant)

/s/ Ann Munson Steines
Ann Munson Steines
Executive Vice President, General Counsel and Corporate Secretary

Date: November 6, 2019